UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Huntsman Corporation  and Huntsman International LLC (“Huntsman International” and, together with Huntmsan Corporation, the “Companies”) are filing this Current Report on Form 8-K to update Items 6,7 and 8 of the their Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on February 26, 2009 (the “2008 Form 10-K”). These updates are being made to reflect a change in organizational structure and segment reporting effective for 2009, and to reflect the retrospective application upon adoption, effective January 1, 2009, of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (“SFAS 160”). SFAS 160 is applicable on a prospective basis; however, the presentation and disclosure requirements must be applied retrospectively when prior periods are presented in future filings. The Companies are filing this Form 8-K to provide investors with recast financial information from prior periods in order to assist them in making comparisons of financial information for current and future periods with financial information for such prior periods, in light of the Companies’ realigned segment reporting and the retrospective presentation and disclosure requirements of SFAS 160.

During the first quarter of 2009, the Companies reorganized their operating segments to divide their former Materials and Effects segment into two segments—the Advanced Materials segment and the Textile Effects segment.  The segment information included in the consolidated financial statements in the 2008 Form 10-K has been recast to conform to the current segment reporting structure. The information is attached to this Current Report on Form 8-K as Exhibit 99.1.

SFAS No. 160 establishes accounting and reporting standards for noncontrolling interests (i.e., minority interests) in a subsidiary, including changes in a parent’s ownership interest in a subsidiary, and requires, among other things, that noncontrolling interests in subsidiaries be classified as stockholders’ equity. The Companies’ consolidated financial statements included in the 2008 Form 10-K have been recast, to give effect to the retrospective presentation and disclosure requirements of SFAS 160. Such information is attached to this Current Report on Form 8-K as Exhibit 99.1.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 26, 2009. More current information is contained in the Companies’ Quarterly Report on Form 10-Q for the period ended March 31, 2009 (the “Form 10-Q”) and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Form 10-Q and other documents filed by the Companies with the SEC subsequent to February 26, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2008
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ L. Russell Healy
L. Russell Healy
Vice President and Controller

July 29, 2009

EXHIBIT INDEX

Number	Description of Exhibits
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Updates to Annual Report on Form 10-K for the Year Ended December 31, 2008
Part II. Item 6. Selected Financial Data
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data